                                                                     EXHIBIT 4.5


            COMMON STOCK                                                                                    PAR VALUE $.01

                                                                  [AMX LOGO]
               NUMBER                                                                                            SHARES


            C


                                                               AMX Corporation

                                                                                                            CUSIP 00180C 10 5
   THIS CERTIFICATE IS TRANSFERABLE
IN RIDGEFIELD PARK, NJ AND NEW YORK, NY      INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS   SEE REVERSE FOR CERTAIN DEFINITIONS


         THIS CERTIFIES THAT




                                                                              COUNTERSIGNED  AND REGISTERED:
                                                                                             MELLON INVESTOR SERVICES LLC
                                                                                                        TRANSFER AGENT AND REGISTRAR



         IS THE OWNER OF



                                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                               AMX Corporation


     transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and
     Registrar.
                              WITNESS the seal of the Corporation and signatures of its duly authorized officers.


                        Dated:



                                                                                                                AUTHORIZED SIGNATURE




                                        /s/ JEAN M. NELSON                                          /s/ SCOTT MILLER
[AMX SEAL]
                         VICE PRESIDENT, CHIEF FINANCIAL OFFICER                     CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                         AND SECRETARY/TREASURER




                                                           AMERICAN BANK NOTE COMPANY.

                                 AMX CORPORATION

No shareholder has any preemptive right to acquire any unissued or treasury securities of the Company. A complete statement of the denial of preemptive rights is set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), on file in the office of the Secretary of State of the State of Texas. The Company will furnish a copy of the Articles of Incorporation to the record holder of this certificate, without charge, on request to the Company at its principal place of business or registered office. The Articles of Incorporation authorize the Company to issue shares of more than one class of stock and the board of directors of the Company have been granted the authority to fix and determine the designations, preferences, limitations and relative rights thereof. The Company will furnish a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued to the record holder of this certificate, without charge, upon written request to the Company at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common          UNIF GIFT MIN ACT -             Custodian
     TEN ENT - as tenants by the entireties                      ------------          -----------
     JT TEN  - as joint tenants with right                          (Cust)               (Minor)
               of survivorship and not as                        Under Uniform Gifts to Minors
               tenants in common                                 Act
                                                                     --------------------
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


--------------------------------------------------------------------------------
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

--------------------------------------------------------------------------------


------------------------------------------------------------------------ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Date
    -------------------------------------

                NOTICE:
         THE SIGNATURE(S) TO         X
         THIS ASSIGNMENT MUST          -----------------------------------------
         CORRESPOND WITH THE                         (SIGNATURE)
         NAME(S) AS WRITTEN
         UPON THE FACE OF THE
         CERTIFICATE IN EVERY        X
         PARTICULAR WITHOUT            -----------------------------------------
         ALTERATION OR EN-                           (SIGNATURE)
         LARGEMENT OR ANY
         CHANGE WHATEVER.

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                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                 INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. FILE 17Ad-15.
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                 SIGNATURE(S) GUARANTEED BY:







                ----------------------------------------------------------------